UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2022

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 East 1st Avenue Scottsdale, Arizona		85251-4304
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange
Preferred Stock Purchase Rights	__	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2022, Viad Corp (the “Company”) announced that David W. Barry, President of Pursuit, has been diagnosed with a medical condition that will require surgical treatment and a temporary leave of absence that may extend for several months. The timing of Mr. Barry’s leave of absence has not yet been determined. Mr. Barry currently continues to serve as President of Pursuit and intends to do so until the commencement of his leave of absence.

In connection with, and effective upon commencement of, Mr. Barry’s leave of absence, the Board of Directors of the Company has appointed Derek P. Linde, the Company’s Chief Operating Officer, General Counsel and Corporate Secretary, to additionally serve as the Interim President of Pursuit. In addition, Sam Auck, CFO of Pursuit, will assume a broader role partnering with the senior executives across Pursuit to maintain continuity of day-to-day operations, reporting to Mr. Linde in his role as Interim President of Pursuit.

Item 7.01 Regulation FD Disclosure.

On September 9, 2022, the Company issued a press release concerning the foregoing, a copy of which is attached hereto as Exhibit 99.1. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp
(Registrant)

Date: September 9, 2022	By:	/s/ Derek P. Linde
Derek P. Linde
Chief Operating Officer, General Counsel & Corporate Secretary